United States
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2013

SquareTwo Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-170734	84-1261849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 South Monaco Street, Denver, Colorado 80237
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 303-296-3345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 3, 2013, SquareTwo Financial Corporation will present at the 2013 Leveraged Finance Conference sponsored by Bank of America Merrill Lynch in Boca Raton, FL. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release dated November 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARETWO FINANCIAL CORPORATION

Date:	November 19, 2013	By:	/s/ Thomas G. Good
		Name:	Thomas G. Good
		Title:	General Counsel